UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

April 13, 2010
Date of Report (Date of earliest event reported)

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

(314) 342-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   2010 Executive Incentive Performance Plan

On April 13, 2010, at the Annual Stockholders' Meeting (the "2010 Annual Meeting") of Stifel Financial Corp. (the "Company"), the Company's stockholders approved the Company's 2010 Executive Incentive Performance Plan (the "2010 Plan"). The 2010 Plan had been approved by the Company's Board of Directors on February 9, 2010, subject to stockholder approval. The purpose of the 2010 Plan is to permit the Company to take a tax deduction for the full amount of annual incentive compensation, which qualifies as "performance-based awards" within the meaning of Section 162(m) of the U.S. Internal Revenue Code, paid to employees who are "covered employees." An award under the 2010 Plan may be paid in the form of cash, an award under the Stifel, Nicolaus & Company, Incorporated Wealth Accumulation Plan, an award of restricted stock, stock units or other benefit under the Stifel Financial Corp. Incentive Stock Plan, or any other form of payment approved by the Compensation Committee of the Company's Board of Directors. The foregoing description of the 2010 Plan is qualified in its entirety by reference to the text of the complete 2010 Plan, which was included as Appendix A to the Company's proxy statement for the 2010 Annual Meeting filed with the Securities and Exchange Commission on February 26, 2010 and is incorporated herein by reference (the "Proxy Statement").

Item 5.07           Submission of Matters to a Vote of Security Holders.

At the 2010 Annual Meeting, three proposals were submitted to and approved by the Company's stockholders. The holders of 28,845,522 shares of common stock, 93% of the outstanding shares entitled to vote as of the record date, which constituted a quorum were represented at the meeting in person or by proxy. The proposals are described in detail in the Company's Proxy Statement. The final results were as follows:

Proposal I:

	For	Withhold Authority	Abstentions	Broker Non-votes
Election of Directors:
John P. Dubinsky	26,497,973	435,510	―	1,912,039
Robert E. Lefton	21,538,565	5,394,918	―	1,912,039
Scott B. McCuaig	22,557,459	4,376,024	―	1,912,039
James M. Oates	21,409,879	5,523,604	―	1,912,039
Ben A. Plotkin	22,518,556	4,414,927	―	1,912,039

Proposal II:

	For	Against	Abstentions	Broker Non-votes
Approval of the Stifel Financial Corp. 2010 Executive Incentive Performance Plan	22,608,397	3,883,276	441,810	1,912,039

Proposal III:

	For	Against	Abstentions	Broker Non-votes
Ratification of Ernst & Young LLP as independent registered public accountants	28,626,747	160,974	57,801	―

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: April 13, 2010	By:	/s/ Ronald J. Kruszewski
Ronald J. Kruszewski
President and Chief Executive Officer